THE DREYFUS CASH MANAGEMENT FUNDS

     200 Park Avenue New York, New York 10166 Dear Stockholder:

     The Dreyfus Cash Management Funds will hold a special joint meeting of stockholders on July 25, 2007. Stockholders of each fund will be asked to elect three Board members of their funds. Two of the nominees are current Board members of all of the funds, the other nominee is a Board member of other funds in the Dreyfus Family of Funds. The enclosed proxy statement describes the nominees’ qualifications and each of their respective current roles overseeing funds in the Dreyfus Family of Funds. Please take the time to read the enclosed materials.

     Since the proposal to elect Board members is common to all of the Dreyfus Cash Management Funds, we have combined the proxy statement. If you own shares of more than one of the Dreyfus Cash Management Funds, the combined proxy statement may save you the time of reading more than one document before you vote. If you own shares of more than one of the Dreyfus Cash Management Funds on the record date for the meeting, you will receive a separate proxy card for each fund. You should vote one for each fund in which you own shares.

Remember, your vote is extremely important. By voting promptly, you can help avoid follow-up letters and calls. To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.
  By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control num- ber from your proxy card. Follow the instructions on the website.
  By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your con- trol number from your proxy card. Follow the recorded instructions.
  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

     Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus Investments Division representatives at 1-800-346-3621. Thank you for your response and for your continued investment with the Dreyfus Cash Management Funds.

     Dreyfus Cash Management Dreyfus Cash Management Plus, Inc.

     Dreyfus Government Cash Management Dreyfus Government Prime Cash Management Dreyfus Municipal Cash Management Plus Dreyfus New York Municipal Cash Management Dreyfus Tax Exempt Cash Management Dreyfus Treasury Cash Management Dreyfus Treasury Prime Cash Management

Notice of Special Joint Meeting of Stockholders To Be Held on July 25, 2007

To the Stockholders:

     A Special Joint Meeting of Stockholders of each of the Dreyfus Cash Management Funds listed above (each, a “Fund” and collectively, the “Funds”)* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on July 25, 2007 at 11:00 a.m., for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjourn- ments thereof.

     Stockholders of record at the close of business on June 1, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards

     Michael A. Rosenberg Secretary New York, New York June 15, 2007

*Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are “series” of Dreyfus Government Cash Management Funds, each of which may be deemed a Fund, as applicable, in the Proxy Statement. Stockholders of these Funds will vote as a single class on the proposal to elect Board members for their Fund. Dreyfus Tax Exempt Cash Management is the only “series” of Dreyfus Tax Exempt Cash Management Funds.

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Government Cash Management
Dreyfus Government Prime Cash Management
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal Cash Management
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management

COMBINED PROXY STATEMENT

Special Joint Meeting of Stockholders to be held on July 25, 2007

     This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Dreyfus Cash Management (“DCM”), Dreyfus Cash Management Plus (“DCMP”), Dreyfus Government Cash Management Funds (“DGCMF”), on behalf of Dreyfus Government Cash Management (“DGCM”) and Dreyfus Government Prime Cash Management (“DGPCM”), Dreyfus Municipal Cash Management (“DMCM”), Dreyfus New York Municipal Cash Management (“DNYCM”), Dreyfus Tax Exempt Cash Management Funds (“DTECMF”), on behalf of Dreyfus Tax Exempt Cash Management (“DTECM”), Dreyfus Treasury Cash Management (“DTCM”), and Dreyfus Treasury Prime Cash Management (“DTPCM”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Special Joint Meeting of Stockholders (the “Meeting”) of each Fund to be held on July 25, 2007 at11:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on June 1, 2007 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the stockholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Stockholders of each Fund will vote as a single class (which includes DGCM and DGPCM as series of DGCMF) and will vote separately from the stockholders of each other Fund on the election of Board members. It is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

     Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this Proxy Statement.

     The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s current Annual Report is available upon request, without charge, by writing to the Fund at Dreyfus Investment Division, Dreyfus Service Corporation, 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-346-3621.

PROPOSAL: ELECTION OF BOARD MEMBERS

It is proposed that stockholders of each Fund consider the election of Joseph S. DiMartino, Philip L. Toia and Benaree

Pratt Wiley (the “Nominees”) as Board members of their Fund. The Nominees were selected and nominated by those mem-

bers of the present Boards of the Funds who are not “interested persons” of the Funds (“Independent Board members”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. DiMartino and Ms. Wiley currently serve as Board members of all of the Funds. Mr. Toia currently serves as a Board member of other funds in the Dreyfus Family of Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the Funds if elected.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds’ Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers.

     The following tables present information about the current Board members and Nominees, including their principal occupations and other board memberships and affiliations and, except for Mr. Toia, when they first became a Board member of the Funds. The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166. Certain other relevant information about each Board member and Nominee, as well as information about the Funds’ officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee	Principal Occupation
Position with Acquiring Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations

David W. Burke (71)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Board Member (1994)		Director
Board member of 55 funds (before and
after the Meeting) in The Dreyfus
Family of Funds (89 portfolios)

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board and a		Director
Nominee (1995)		Century Business Services, Inc., a
provider of outsourcing functions for
small and medium size companies,
Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and paper-
board converting plants, Director
Sunair Services Corporation, a
provider of certain outdoor-related
services to homes and businesses,
Director
Board member of 82 funds (before and
after the Meeting) in The Dreyfus
Family of Funds (165 portfolios)

2

Name (Age) of Board Member or Nominee	Principal Occupation
Position with Acquiring Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Isabel Dunst (60)	Partner, Hogan & Hartson	Union of Reform Judaism, a religious
Board Member (1991)		organization, Trustee
Board member of 8 funds in The
Dreyfus Family of Funds (9 portfolios)

Warren B. Rudman (77)	Of Counsel to (from January 1993 to	Collins & Aikman Corporation,
Board Member (1993)	December 31, 2003, Partner in) the	Director
	law firm Paul, Weiss, Rifkind,	Boston Scientific, Director
	Wharton & Garrison, LLP	Board member of 23 funds in
The Dreyfus Family of Funds (34
portfolios)

Philip L. Toia (74)	Private Investor	Board member of 8 funds (16 if elect
Nominee		ed at the Meeting) in The Dreyfus
Family of Funds (9 portfolios and 18
if elected at the Meeting)

Benaree Pratt Wiley (61)	Principal, The Wiley Group, a firm	Boston College, Trustee
Board Member and a Nominee (2007)	specializing in strategy and business	Blue Cross Blue Shield of Massachusetts,
	development (2005-present)	Director
	President and CEO, The Partnership,	Commonwealth Institute, Director
	an organization dedicated to increas-	Efficacy Institute, Director
	ing the representation of African	PepsiCo African - American, Advisory
	Americans in positions of leadership,	Board
	influence and decision-making in	The Boston Foundation, Director
	Boston, MA (1991-2005)	Harvard Business School Alumni
Board, Director
Board member of 12 funds (before and
after the Meeting) in The Dreyfus
Family of Funds (33 portfolios)

     Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members of a Fund are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. For information on the amount of compensation paid to each current Board member by a Fund for the Fund’s last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2006, see Exhibit A to this Proxy Statement. Pursuant to an agreement with The Dreyfus Corporation (“Dreyfus”), the compensation payable to Board members by each Fund is paid by Dreyfus.

3

     Each Fund has a standing audit, nominating, evaluation, and compensation committee, each of which is comprised of the Fund’s Independent Board members. Each Fund held five Board meetings during the fiscal year ended January 31, 2007, except for DGCM and DTCM, which held a total of six Board meetings for the fiscal year ended January 31, 2007. Each Fund’s audit committee (the “Audit Committee”) met four times and each Fund’s nominating committee (the “Nominating Committee”) met once during the fiscal year ended January 31, 2007. The Funds’ evaluation and compensation committees did not meet during the last fiscal year. During each Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and at least 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).

     The function of each Fund’s Audit Committee is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. A copy of the Funds’ Audit Committee Charter is set forth in Exhibit B to this Proxy Statement.

     Each Fund’s Nominating Committee is composed entirely of the Fund’s Independent Board members and is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration various factors listed in the Nominating Committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee charter. A copy of the Funds’ Nominating Committee charter is set forth in Exhibit C to this Proxy Statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund’s investments.

Required Vote

     For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. Each Fund’s Audit Committee recommended, and each Fund’s Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP (“Ernst & Young”), as the independent registered public accounting firm for the Fund’s current fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the relevant Fund’s audited financial statements for the Fund’s most recently completed fiscal year, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Stockholders.

4

     Information regarding the audit and related fees that Ernst & Young charged the Funds is set forth in Exhibit A. The Audit Committee for each Fund considered the compatibility of any non-audit services with the independence of Ernst & Young.

Investment Adviser, Distributor and Transfer Agent

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (“Mellon Financial”), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.5 trillion in assets under management, administration or custody, including $1 trillion under management.

     On May 24, 2007, the Shareholders of Mellon Financial and The Bank of New York Company, Inc. (“BNY”) approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

     Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund’s transfer and dividend disbursing agent.

Voting Information

     Dreyfus will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. A proxy solicitor may be retained to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which is expected to cost approximately $15,000, plus any out of pocket expenses, such cost to be borne by Dreyfus. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposal. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares

5

represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

     If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.

OTHER MATTERS

     No Fund’s Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 15, 2007

6

SCHEDULE 1

PERTAINING TO SHARE OWNERSHIP

     Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund’s outstanding voting securities (including series thereof) as of April 20, 2007.

Name of Fund and
Number of Shares	Name and Address of
Outstanding	Stockholder	Amount of Shares Held	Percentage of Shares Held

DCM
13,065,841,725.1570
	Boston & Co.	5,276,829,071.9100	40.3864%
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

	Hare & Co.	1,554,420,552.2700	11.8968%
	c/o Bank of New York
	Short Term Investment
	Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

DCMP
10,286,283,549.8820
	Boston & Co.	2,354,064,413.5700	22.8855%
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

	Pershing	1,214,076,042.3600	11.8029%
	For Exclusive Benefit of
	Bank One
	Money Fund Customer
	Accounts
	Harborside Financial Center
	III 6th Fl.
	Jersey City, NJ 07311

	Banc of America Securities	651,577,482.6800	6.3344%
	LLC
	Money Market Funds
	200 N College St. Fl. 3
	Charlotte, NC 28255-0001

7

Name of Fund and
Number of Shares	Name and Address of
Outstanding	Stockholder	Amount of Shares Held	Percentage of Shares Held

DCMP (continued)
	First Republic Bank	624,929,619.3900	6.0754%
	Investment Division
	111 Pine Street
	San Francisco, CA 94111-
	5602

	Morgan Keegan & Co. Inc.	515,288,981.7100	5.0095%
	50 Front Street Fl. 4
	Memphis, TN 38103-1175

DGCMF
7,537,194,816.8430
	Pershing	1,592,156,250.6200	21.1240%
	For Exclusive Benefit of
	Bank One
	Money Fund Customer
	Accounts
	Harborside Financial Center
	III 6th Fl.
	Jersey City, NJ 07311

	Hare & Co.	1,165,244,339.4900	15.4599%
	c/o Bank of New York
	Short Term Investment
	Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

	Boston & Co.	545,317,081.4700	7.2350%
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

DMCM
1,294,940,518.5700
	Pershing	486,663,345.0700	37.5819%
	For Exclusive Benefit of
	Bank One
	Money Fund Customer
	Accounts
	Harborside Financial Center
	III 6th Fl.
	Jersey City, NJ 07311

8

Name of Fund and
Number of Shares	Name and Address of
Outstanding	Stockholder	Amount of Shares Held	Percentage of Shares Held

DMCM (continued)
	Boston & Co.	233,474,551.4800	18.0298%
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

	Morgan Keegan & Co. Inc.	196,620,588.0500	15.1838%
	50 Front St. Fl. 4
	Memphis, TN 38103-1175

	Stifel Nicolaus & Co. Inc.	66,348,548.1000	5.1237%
	For the Exclusive Benefit of
	Customers
	500 N. Broadway
	St. Louis, MO 63102-2110

DNYCM
653,981,168.6300
	Hare & Co.	239,884,886.5100	36.6807%
	c/o Bank of New York
	Short Term Investment Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

	Pershing	171,440,199.1400	26.2149%
	Firm Account Money Mutual
	Funds
	Attn. Cash Management
	Services
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	Bear Stearns Securities Corp.	72,982,371.9100	11.1597%
	One Metrotech Center
	North
	Brooklyn, NY 11201-3870

	Cosmos Associates	37,058,777.6700	5.6666%
	c/o Paramount Group Inc.
	1633 Broadway Suite 1801
	New York, NY 10019-6708

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Name of Fund and
Number of Shares	Name and Address of
Outstanding	Stockholder	Amount of Shares Held	Percentage of Shares Held

DTECM
3,079,141,603.0000
	Hare & Co.	670,672,918.0600	21.7812%
	c/o Bank of New York
	Short Term Investment Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

	National Financial Services	270,674,207.7200	8.7906%
	Corp. for
	Exclusive Benefit of our
	Customers
	Mutual Funds Dept. 5th Fl.
	One World Financial Center
	200 Liberty Street
	New York, NY 10281-1003

	Bear Stearns Securities Corp.	234,139,432.4300	7.6040%
	One Metrotech Center
	North
	Brooklyn, NY 11201-3870

	Pershing	228,619,212.7100	7.4248%
	For Exclusive Benefit of
	Bank One
	Money Fund Customer
	Accounts
	Harborside Financial Center
	III 6th Fl.
	Jersey City, NJ 07311

	Bowen David & Co.	207,997,869.2400	6.7551%
	Kenneth J. Blaney
	175 Federal Street
	Boston, MA 02110-2210

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Name of Fund and
Number of Shares	Name and Address of
Outstanding	Stockholder	Amount of Shares Held	Percentage of Shares Held

DTCM
5,840,368,443.9280
	Boston & Co.	1,483,158,005.8800	25.3949%
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

	Hare & Co.	958,207,340.8600	16.4066%
	c/o Bank of New York
	Short Term Investment Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

	Zions First National Bank	502,486,586.2100	8.6037%
	PO Box 30880
	Salt Lake City, UT 84130-
	0880

	California Bank & Trust	400,864,630.2700	6.8637%
	Cash Management
	Operations
	1655 W Redondo Beach
	Blvd 2nd Fl.
	Gardena, CA 90247-3241

	Enron Corp-Consolidated	342,958,235.0100	5.8722%
	Account
	c/o Enron Corp.
	1221 Lamar Street Suite 1600
	Houston, TX 77010-3039

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Name of Fund and
Number of Shares
Outstanding	Percentage of Shares Held	Amount of Shares Held	Percentage of Shares Held

DTPCM
1,872,745,417.8330
	Hare & Co.	538,331,323.2900	28.7456%
	c/o Bank of New York
	Short Term Investment
	Funds
	111 Sanderescreek Pkwy
	2nd Fl.
	E. Syracuse, NY 13057-1382

	Banc of America Securities	334,849,737.5200	17.8802%
	LLC
	Money Market Funds
	200 N College St. Fl. 3
	Charlotte, NC 28255-0001

	Boston & Co.	137,706,268.0600	7.3532%
	c/o Mellon Bank, N.A.
	Attn. Cash Sweep
	3 Mellon Center
	Pittsburgh, PA 15259-0001

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EXHIBIT A

PART I

     Part I sets forth information regarding the current Board members and Nominees and independent registered public accounting firm fees for the Funds as indicated.

PERTAINING TO THE BOARD OF EACH FUND

     Fund shares are offered to institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. None of the Board members or Nominees owns shares of any Fund. The table below indicates the aggregate dollar range of each current Board member’s and Nominee’s ownership of shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, as of December 31, 2006.

Dollar Range of Aggregate Holding
Name of Board Member or Nominee	of Funds in The Dreyfus Family of Funds
David W. Burke	Over $100,000
Joseph F. DiMartino	Over $100,000
Isabel Dunst	$1 - $10,000
Warren B. Rudman	Over $100,000
Philip L. Toia	$1 - $10,000
Benaree Pratt Wiley	None

     As of April 20, 2007, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     Each Fund typically pays its Board members its specified portion of an annual retainer of $22,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount payable to them as Board members.

     The aggregate amount of compensation paid to each current Board member by each Fund for the Fund’s fiscal year ended January 31, 2007, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2006, were as follows:

	Aggregate Compensation	Total Compensation From the
Name of Board Member	From Each Fund(†)(*)	Funds and Fund Complex(**)
David W. Burke		$285,500 (82)
DCM	$5,500
DCMP	$5,500
DGCMF***	$6,000
DMCM	$5,500
DNYCM	$3,500
DTECM	$5,500
DTCM	$6,000
DTPCM	$5,500

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	Aggregate Compensation	Total Compensation From the
Name of Board Member	From Each Fund(†)(*)	Funds and Fund Complex(**)
Joseph S. DiMartino		$857,400 (193)
DCM	$6,877
DCMP	$6,877
DGCMF***	$7,502
DMCM	$6,877
DNYCM	$4,377
DTECM	$6,877
DTCM	$7,502
DTPCM	$6,877

Isabel Dunst		$42,000 (9)
DCM	$5,500
DCMP	$5,500
DGCMF***	$6,000
DMCM	$5,500
DNYCM	$3,500
DTECM	$5,500
DTCM	$6,000
DTPCM	$5,500

Lyle E. Gramley(++)		$38,000 (9)
DCM	$5,000
DCMP	$5,000
DGCMF***	$5,500
DMCM	$5,000
DNYCM	$3,000
DTECM	$5,000
DTCM	$5,500
DTPCM	$5,000

Warren B. Rudman		$75,500 (18)
DCM	$4,500
DCMP	$4,500
DGCMF***	$5,000
DMCM	$4,500
DNYCM	$2,500
DTECM	$4,500
DTCM	$5,000
DTPCM	$4,500

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	Aggregate Compensation	Total Compensation From the
Name of Board Member	From Each Fund(†)(*)	Funds and Fund Complex(**)
Philip L. Toia		$50,500 (9)
DCM	N/A
DCMP	N/A
DGCMF***	N/A
DMCM	N/A
DNYCM	N/A
DTECM	N/A
DTCM	N/A
DTPCM	N/A

Benaree Pratt Wiley		$103,000 (36)
DCM	$250
DCMP	$250
DGCMF***	$750
DMCM	$250
DNYCM	$83
DTECM	$250
DTCM	$750
DTPCM	$750

†The aggregate compensation payable to each Board member by each Fund was paid by Dreyfus pursuant to an agreement with the Fund.

*Amount does not include the cost of office space, secretarial services and health benefits for the Chairman, and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $7,643.80.

**Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member served.

***Includes DGCM and DGPCM.

Emeritus Board member as of January 14, 2007.

PERTAINING TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Set forth below for each Fund’s last two fiscal years are the amounts Ernst & Young, the independent registered public accounting firm for the Funds, billed for (i) services rendered in connection with the annual audit of the Fund’s financial statements (“Audit Fees”); (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund’s tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to affiliates of Dreyfus (“Aggregate Non-Audit Fees”).

						Aggregate
						Non-Audit
						Fees Paid by
	Fiscal Year		Audit-Related			Service
Name of Fund	Ended	Audit Fees	Fees	Tax Fees	All Other Fees	Affiliates*
DCM	1/31/06	$35,173	$0	$6,508	$182	$0
	1/31/07	$35,173	$0	$3,271	$239	$0
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						Aggregate
						Non-Audit
						Fees Paid by
	Fiscal Year		Audit-Related			Service
Name of Fund	Ended	Audit Fees	Fees	Tax Fees	All Other Fees	Affiliates*
DCMP	1/31/06	$35,412	$0	$5,657	$348	$0
	1/31/07	$35,412	$0	$3,271	$293	$0

DGCMF	1/31/06	$57,708	$0	$7,566	$279	$0
	1/31/07	$57,708	$0	$6,542	$332	$0

DMCM	1/31/06	$27,662	$0	$3,195	$16	$0
	1/31/07	$27,662	$0	$3,271	$19	$0

DNYCM	1/31/06	$24,681	$0	$3,066	$15	$0
	1/31/07	$24,681	$0	$3,271	$21	$0

DTECM	1/31/06	$24,974	$0	$3,733	$113	$0
	1/31/07	$28,974	$0	$3,271	$84	$0

DTCM	1/31/06	$35,173	$0	$4,334	$76	$0
	1/31/07	$35,173	$0	$3,271	$89	$0

DTPCM	1/31/06	$29,092	$0	$3,688	$69	$0
	1/31/07	$29,092	$0	$3,271	$76	$0

* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the independent registered public accounting firm’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Independent Registered Public Accounting Firm’s Independence. Each Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent registered public accounting firm’s independence.

* * * *

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Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age)

Position with the Funds (Since)

J.	DAVID OFFICER (58) President (2006)

Principal Occupation During Past Five Years

Chief Operating Officer, Vice Chairman and a director of Dreyfus, and an officer of 82 investment companies (comprised of 165 portfolios) managed by Dreyfus.

CHARLES CARDONA (51)	Vice Chairman and a director of Dreyfus, Executive Vice
Executive Vice President (2000)	President of the Distributor, President of Dreyfus
Institutional Services Division, and an officer of 12 invest-
ment companies (comprised of 16 portfolios) managed by
Dreyfus.

MARK N. JACOBS (61)	Executive Vice President, Secretary, and General Counsel
Vice President (2000)	of Dreyfus, and an officer of 83 investment companies
(comprised of 181 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (47)	Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Secretary (2005)	investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JAMES BITETTO (40)	Associate General Counsel and Assistant Secretary of
Vice President and Assistant Secretary (2005)	Dreyfus, and an officer of 83 investment companies (com-
prised of 181 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (52)	Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)	investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JOSEPH M. CHIOFFI (45)	Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)	investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JANETTE E. FARRAGHER (44)	Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)	investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JOHN B. HAMMALIAN (43)	Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)	investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

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Name (Age)
Position with the Funds (Since)		Principal Occupation During Past Five Years
ROBERT R. MULLERY (55)		Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)		investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JEFF PRUSNOFSKY (42)		Associate General Counsel of Dreyfus, and an officer of 83
Vice President and Assistant Secretary (2005)		investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

JAMES WINDELS (48)		Director – Mutual Fund Accounting of Dreyfus, and an
Treasurer (2001)		officer of 83 investment companies (comprised of 181
portfolios) managed by Dreyfus.

GAVIN C. REILLY (38)		Tax Manager of the Investment Accounting and Support
Assistant Treasurer (2005)		Department of Dreyfus, and an officer of 83 investment
companies (comprised of 181 portfolios) managed by
Dreyfus.

ROBERT SVAGNA (41)		Senior Accounting Manager – Equity Funds of Dreyfus,
Assistant Treasurer (2005)		and an officer of 83 investment companies (comprised of
181 portfolios) managed by Dreyfus.

ROBERT S. ROBOL (43)		Senior Accounting Manager – Money Market and
Assistant Treasurer (2005)		Municipal Bond Funds of Dreyfus, and an officer of 83
investment companies (comprised of 181 portfolios) man-
aged by Dreyfus.

WILLIAM GERMENIS (36)		Vice President and Anti-Money Laundering Compliance
Anti-Money Laundering Compliance Officer (2002)		Officer of the Distributor, and the Anti-Money
Laundering Compliance Officer of 79 investment compa-
nies (comprised of 177 portfolios) managed by Dreyfus

JOSEPH W. CONNOLLY (50)		Chief Compliance Officer of Dreyfus and The Dreyfus
Chief Compliance Officer (2004)		Family of Funds (83 investment companies, comprised of
191 portfolios). From November 2001 through March
2004, Mr. Connolly was first Vice-President, Mutual
Fund Servicing for Mellon Global Securities Services.

None of the officers of the Funds owns shares of any Fund. The address of each officer of the Funds is 200 Park
Avenue, New York, New York 10166.

*	* *	*

A-6

EXHIBIT B

AUDIT COMMITTEE CHARTER THE DREYFUS FAMILY OF FUNDS MELLON FUNDS TRUST (EACH, THE “FUND”)

I. Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors/Trustees (the “Board”). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as applicable.

     Each member of the Audit Committee must be able to read and understand financial statements (including the Fund’s balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment. The Board also must annually determine whether any member of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial state- ments;

(b) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance; and

(c) for NYSE- and AMEX-listed Funds, prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Fund’s annual proxy statement.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate sys-

tems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (a) preparation, presentation and integrity of the Fund’s financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the

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financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

     Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing the financial statements.

IV.	Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s indepen-

dent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (b) to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (c) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above; (d) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors; (e) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors’ report to the Board and Fund shareholders (for NYSE- and AMEX-listed Funds, the form of the auditors’ report must be reviewed in advance of filing with the SEC); (f) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

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     (g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance (NYSE- and AMEX-listed Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance; (h) to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board; (i) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; (j) to set clear policies relating to the hiring by entities within the Fund’s investment company complex1 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley; (k) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(l)	to periodically meet separately with the Fund’s management and with the independent auditors;

(m)	to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

     (n) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; (o) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and (p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

1 “Investment company complex” includes: (1) The Dreyfus Corporation (“Dreyfus”), (2) any entity controlling, controlled by or under common control with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

B-3

V. Operations of the Audit Committee

     The Audit Committee shall meet regularly, as frequently as circumstances dictate or as required by the NYSE or the AMEX (but no less frequently than annually), and is empowered to hold special meetings as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund’s by-laws. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

Each Fund shall comply with the NYSE or AMEX certification requirements, if applicable.

Amended and Restated: June 2004

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EXHIBIT C

NOMINATING COMMITTEE CHARTER AND PROCEDURES

Organization

The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service orga- nizations or their related fund complexes;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the per- formance of the duties and responsibilities of a Director of the Fund;
  the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

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CMGT-PROXY-07